                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  Neil D. Arnold,  Vice Chairman of WHX Corporation,  a Delaware
corporation (the "Company"), does hereby certify, to his knowledge, that:

The  Annual  Report on Form 10-K for the year  ended  December  31,  2002 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                           /s/ Neil D. Arnold
                                           ------------------------------
                                           Neil D. Arnold
                                           Vice Chairman
                                           April 14, 2003